FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                           May 23, 1995
                                                           ------------


                    Zenith Electronics Corporation
                    ------------------------------
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
     --------                   ------               ----------
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
    ---------------------                                -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000
                                                     --------------

                        Not applicable
                        --------------
 (Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On May 23, 1995, Zenith Electronics Corporation issued a press release announcing that the second-quarter 1995 results will include a charge of about $9 million for severance costs related to employment reductions, primarily in its U.S. salaried workforce, and that these moves, together with other initiatives, are expected to reduce annual costs by about $20 million. The press release is attached as Exhibit 20 hereto and is incorporated by reference herein.



Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.
           -------------------------------------------------------------------

          (c) The following exhibit is included as part of this report:

              Exhibit 20 - Zenith Electronics Corporation Press Release dated May 23, 1995.




                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH ELECTRONICS CORPORATION


                                         By: /s/ David S. Levin
                                             ------------------------
                                             David S. Levin, Secretary



Date:  May 23, 1995

                           Exhibit Index
                           -------------

Exhibit
Number           Exhibit Description
-------          --------------------

  20             Press Release dated May 23, 1995.